Exhibit 99.2

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended								Six Months Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	May 31, 2012 vs. May 31, 2011			May 31, 2012	May 31, 2011	2012 vs. 2011
EARNINGS SUMMARY
Interest Income	$1,656	$1,646	$1,620	$1,599	$1,573	$83		5%	$3,302	$3,126	$176		6%
Interest Expense	341	353	360	362	380	(39)		(10%)	694	763	(69)		(9%)
Net Interest Income	1,315	1,293	1,260	1,237	1,193	122		10%	2,608	2,363	245		10%

Discount/Interchange Revenue	514	500	489	517	489	25		5%	1,014	957	57		6%
Rewards	248	236	215	234	223	25		11%	484	430	54		13%
Discount and Interchange Revenue, net	266	264	274	283	266	0		0%	530	527	3		1%
Protection Products Revenue	101	105	107	108	105	(4)		(4%)	206	213	(7)		(3%)
Loan Fee Income	77	85	87	84	81	(4)		(5%)	162	167	(5)		(3%)
Transaction Processing Revenue	52	53	48	44	45	7		16%	105	88	17		19%
Other Income	37	43	30	33	47	(10)		(21%)	80	112	(32)		(29%)
Total Other Income	533	550	546	552	544	(11)		(2%)	1,083	1,107	(24)		(2%)

Revenue Net of Interest Expense	1,848	1,843	1,806	1,789	1,737	111		6%	3,691	3,470	221		6%

Provision for Loan Losses	232	152	319	100	176	56		32%	384	594	(210)		(35%)

Employee Compensation and Benefits	249	247	229	242	230	19		8%	496	443	53		12%
Marketing and Business Development	119	131	144	133	124	(5)		(4%)	250	260	(10)		(4%)
Information Processing & Communications	72	70	69	64	66	6		9%	142	131	11		8%
Professional Fees	110	100	114	106	105	5		5%	210	195	15		8%
Premises and Equipment	19	17	18	18	18	1		6%	36	35	1		3%
Other Expense	180	112	95	79	92	88		96%	292	166	126		76%
Total Other Expense	749	677	669	642	635	114		18%	1,426	1,230	196		16%

Income Before Income Taxes	867	1,014	818	1,047	926	(59)		(6%)	1,881	1,646	235		14%
Tax Expense	330	383	305	398	326	4		1%	713	581	132		23%
Net Income	$537	$631	$513	$649	$600	($63)		(11%)	$1,168	$1,065	$103		10%

Net Income Allocated to Common Stockholders	$532	$624	$508	$642	$593	($61)		(10%)	$1,156	$1,052	$104		10%

Effective Tax Rate	38.1%	37.8%	37.3%	38.0%	35.2%				37.9%	35.3%

Net Interest Margin	9.31%	9.03%	9.10%	9.26%	9.15%	16	bps		9.17%	9.18%	(1)	bps
ROE	24%	29%	25%	33%	33%				27%	30%

Ending Common Shares Outstanding	517	530	529	538	546	(29)		(5%)	517	546	(29)		(5%)
Weighted Average Common Shares Outstanding	528	530	532	544	546	(18)		(3%)	529	545	(16)		(3%)
Weighted Average Common Shares Outstanding (fully diluted)	529	531	533	545	546	(17)		(3%)	530	546	(16)		(3%)

PER SHARE STATISTICS
Basic EPS	$1.01	$1.18	$0.95	$1.18	$1.09	($0.08)		(7%)	$2.19	$1.93	$0.26		13%
Diluted EPS	$1.00	$1.18	$0.95	$1.18	$1.09	($0.09)		(8%)	$2.18	$1.93	$0.25		13%
Common Stock Price (period end)	$33.11	$30.01	$23.82	$25.16	$23.84	$9.27		39%	$33.11	$23.84	$9.27		39%
Book Value per share	$17.20	$16.66	$15.59	$14.88	$13.79	$3.41		25%	$17.20	$13.79	$3.41		25%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
EARNINGS SUMMARY
(unaudited, in millions)
	Quarter Ended							Six Months Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	May 31, 2012 vs. May 31, 2011		May 31, 2012	May 31, 2011	2012 vs. 2011
SEGMENT- INCOME BEFORE INCOME TAXES
Direct Banking	$820	$962	$776	$1,009	$883	($63)	(7%)	$1,782	$1,560	$222	14%
Payment Services	47	52	42	38	43	4	10%	99	86	13	15%
Total	$867	$1,014	$818	$1,047	$926	($59)	(6%)	$1,881	$1,646	$235	14%

TRANSACTIONS PROCESSED ON NETWORKS
Discover Network	455	444	439	451	422	33	8%	899	832	67	8%
PULSE Network	1,136	996	939	950	1,006	130	13%	2,132	1,935	197	10%
Total	1,591	1,440	1,378	1,401	1,428	163	11%	3,031	2,767	264	10%

NETWORK VOLUME
PULSE Network	$42,001	$37,577	$33,911	$35,109	$36,719	$5,282	14%	$79,578	$71,099	$8,479	12%
Third-Party Issuers	2,189	2,037	1,939	1,984	1,838	351	19%	4,226	3,610	616	17%
Diners Club International 1	7,205	7,100	7,469	7,428	7,380	(175)	(2%)	14,305	14,378	(73)	(1%)
Total Payment Services	51,395	46,714	43,319	44,521	45,937	5,458	12%	98,109	89,087	9,022	10%
Discover Network - Proprietary	26,985	26,482	25,926	27,133	25,684	1,301	5%	53,467	50,468	2,999	6%
Total	$78,380	$73,196	$69,245	$71,654	$71,621	$6,759	9%	$151,576	$139,555	$12,021	9%

1 Volume is derived from data provided by licensees for Diners Club branded cards issued outside of North America and is subject to subsequent revision or amendment.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
BALANCE SHEET STATISTICS
(unaudited, in millions)
	Quarter Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	May 31, 2012 vs. May 31, 2011

BALANCE SHEET SUMMARY
Assets
Cash and Investment Securities	$13,567	$12,946	$10,342	$10,847	$10,344	$3,223	31%
Total Loan Receivables	57,058	56,299	57,337	54,082	52,510	4,548	9%
Allowance for Loan Losses	(1,869)	(1,979)	(2,205)	(2,273)	(2,632)	763	29%
Net Loan Receivables	55,189	54,320	55,132	51,809	49,878	5,311	11%
Premises and Equipment, net	492	487	483	466	471	21	4%
Goodwill and Intangible Assets, net	440	442	443	445	447	(7)	(2%)
Other Assets	2,395	2,291	2,384	2,159	2,298	97	4%
Total Assets	$72,083	$70,486	$68,784	$65,726	$63,438	$8,645	14%

Liabilities & Stockholders' Equity
Direct to Consumer and Affinity Deposits	$27,606	$27,346	$26,177	$24,493	$22,923	$4,683	20%
Brokered Deposits and Other Deposits	$13,945	12,802	13,401	13,094	12,296	1,649	13%
Deposits	41,551	40,148	39,578	37,587	35,219	6,332	18%
Borrowings	19,024	18,754	18,337	17,818	18,039	985	5%
Accrued Expenses and Other Liabilities	2,609	2,755	2,627	2,315	2,657	(48)	(2%)
Total Liabilities	63,184	61,657	60,542	57,720	55,915	7,269	13%
Total Equity	8,899	8,829	8,242	8,006	7,523	1,376	18%
Total Liabilities and Stockholders' Equity	$72,083	$70,486	$68,784	$65,726	$63,438	$8,645	14%

BALANCE SHEET STATISTICS
Total Common Equity	$8,899	$8,829	$8,242	$8,006	$7,523	$1,376	18%
Total Common Equity/Total Assets	12.3%	12.5%	12.0%	12.2%	11.9%
Total Common Equity/Net Loans	16.1%	16.3%	15.0%	15.5%	15.1%

Tangible Assets	$71,643	$70,044	$68,341	$65,281	$62,991	$8,652	14%
Tangible Common Equity 1	$8,459	$8,387	$7,799	$7,561	$7,076	$1,383	20%
Tangible Common Equity/Tangible Assets 1	11.8%	12.0%	11.4%	11.6%	11.2%
Tangible Common Equity/Net Loans 1	15.3%	15.4%	14.1%	14.6%	14.2%
Tangible Common Equity per share 1	$16.35	$15.82	$14.75	$14.05	$12.97	$3.38	26%

REGULATORY CAPITAL RATIOS
Total Risk Based Capital Ratio	17.3%	17.6%	16.5%	17.0%	16.8%
Tier 1 Risk Based Capital Ratio	14.0%	14.3%	13.2%	13.6%	13.2%
Tier 1 Common Capital Ratio 2	14.0%	14.3%	13.2%	13.6%	13.2%
Tier 1 Leverage Ratio	11.9%	12.1%	11.5%	11.7%	11.3%

LIQUIDITY
Liquidity Portfolio	$11,279	$12,097	$8,548	$9,394	$8,724	$2,555	29%
Undrawn Credit Facilities 3	16,271	15,634	17,602	16,880	15,532	739	5%
Total Liquidity	$27,550	$27,731	$26,150	$26,274	$24,256	$3,294	14%

1 Tangible Common Equity ("TCE") is a non-GAAP measure. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

2 Tier 1 Common Capital Ratio is calculated using tier 1 common capital, a non-GAAP measure. The Company believes the tier 1 common capital ratio is meaningful to investors to assess the quality and composition of the Company’s capital. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure see Reconciliation of GAAP to non-GAAP Data schedule.

3 Excludes investments pledged to the Federal Reserve, which is included within the liquidity portfolio.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended								Six Months Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	May 31, 2012 vs. May 31, 2011			May 31, 2012	May 31, 2011	2012 vs. 2011
TOTAL LOAN RECEIVABLES
Ending Loans 1, 2	$57,058	$56,299	$57,337	$54,082	$52,510	$4,548		9%	$57,058	$52,510	$4,548		9%
Average Loans 1, 2	$56,180	$57,606	$55,539	$53,013	$51,727	$4,453		9%	$56,889	$51,609	$5,280		10%

Interest Yield	11.55%	11.36%	11.56%	11.83%	11.93%	(38)	bps		11.45%	12.01%	(56)	bps
Net Principal Charge-off Rate	2.42%	2.64%	2.81%	3.43%	4.42%	(200)	bps		2.53%	4.92%	(239)	bps
Net Principal Charge-off Rate excluding PCI Loans 3	2.66%	2.90%	3.05%	3.63%	4.69%	(203)	bps		2.78%	5.17%	(239)	bps
Delinquency Rate (over 30 days) 3	1.81%	2.08%	2.30%	2.35%	2.68%	(87)	bps		1.81%	2.68%	(87)	bps
Delinquency Rate (over 90 days) 3	0.91%	1.08%	1.14%	1.17%	1.44%	(53)	bps		0.91%	1.44%	(53)	bps
Net Principal Charge-off Dollars	$342	$378	$387	$459	$577	($235)		(41%)	$720	$1,266	($546)		(43%)
Net Interest and Fee Charge-off Dollars	$110	$123	$128	$151	$192	($82)		(43%)	$233	$416	($183)		(44%)
Loans Delinquent Over 30 Days 3	$941	$1,066	$1,200	$1,203	$1,329	($388)		(29%)	$941	$1,329	($388)		(29%)
Loans Delinquent Over 90 Days 3	$474	$554	$596	$599	$715	($241)		(34%)	$474	$715	($241)		(34%)

Allowance for Loan Loss (period end)	$1,869	$1,979	$2,205	$2,273	$2,632	($763)		(29%)	$1,869	$2,632	($763)		(29%)
Change in Loan Loss Reserves	($110)	($226)	($68)	($359)	($401)	$291		73%	($336)	($672)	$336		50%
Reserve Rate 4	3.28%	3.51%	3.85%	4.20%	5.01%	(173)	bps		3.28%	5.01%	(173)	bps
Reserve Rate Excluding PCI Loans 2, 4	3.59%	3.87%	4.23%	4.44%	5.31%	(172)	bps		3.59%	5.31%	(172)	bps

CREDIT CARD LOANS
Ending Loans	$46,610	$45,918	$46,639	$46,178	$44,961	$1,649		4%	$46,610	$44,961	$1,649		4%
Average Loans	$45,772	$46,919	$45,756	$45,343	$44,288	$1,484		3%	$46,342	$44,859	$1,483		3%

Interest Yield	12.35%	12.21%	12.36%	12.46%	12.57%	(22)	bps		12.28%	12.61%	(33)	bps
Net Principal Charge-off Rate	2.79%	3.07%	3.24%	3.85%	5.01%	(222)	bps		2.93%	5.48%	(255)	bps
Delinquency Rate (over 30 days)	1.91%	2.22%	2.39%	2.43%	2.79%	(88)	bps		1.91%	2.79%	(88)	bps
Delinquency Rate (over 90 days)	0.99%	1.18%	1.20%	1.22%	1.51%	(52)	bps		0.99%	1.51%	(52)	bps
Net Principal Charge-off Dollars	$322	$358	$370	$440	$559	($237)		(42%)	$679	$1,226	($547)		(45%)
Loans Delinquent Over 30 Days	$890	$1,019	$1,117	$1,121	$1,256	($366)		(29%)	$890	$1,256	($366)		(29%)
Loans Delinquent Over 90 Days	$459	$540	$560	$565	$681	($222)		(33%)	$459	$681	($222)		(33%)

Allowance for Loan Loss (period end)	$1,713	$1,835	$2,070	$2,154	$2,519	($806)		(32%)	$1,713	$2,519	($806)		(32%)
Change in Loan Loss Reserves	($122)	($235)	($84)	($365)	($420)	$298		71%	($357)	($690)	$333		48%
Reserve Rate	3.68%	4.00%	4.44%	4.66%	5.60%	(192)	bps		3.68%	5.60%	(192)	bps

Total Discover Card Volume	$28,140	$27,370	$26,946	$28,455	$26,927	$1,213		5%	$55,510	$52,686	$2,824		5%
Discover Card Sales Volume	$26,115	$25,604	$25,033	$26,271	$24,844	$1,271		5%	$51,719	$48,834	$2,885		6%

1 Total Loans includes mortgages and other loans.

2 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

3 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

4 The Reserve Rate includes federal student loans held for sale.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
LOAN STATISTICS
(unaudited, in millions)
	Quarter Ended								Six Months Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	May 31, 2012 vs. May 31, 2011			May 31, 2012	May 31, 2011	2012 vs. 2011

FEDERAL STUDENT LOANS
Ending Loans	$-	$-	$715	$738	$757	($757)		(100%)	$-	$757	($757)		(100%)

PRIVATE STUDENT LOANS
Ending Loans	$7,504	$7,571	$7,318	$4,715	$4,567	$2,937		64%	$7,504	$4,567	$2,937		64%
Ending PCI Loans 1	$4,995	$5,124	$5,250	$2,887	$2,947	$2,048		69%	$4,995	$2,947	$2,048		69%

Interest Yield	6.43%	6.35%	6.81%	7.29%	7.42%	(99)	bps		6.39%	7.41%	(102)	bps
Net Principal Charge-off Rate	0.22%	0.15%	0.14%	0.23%	0.18%	4	bps		0.19%	0.15%	4	bps
Net Principal Charge-off Rate excluding PCI Loans 2	0.67%	0.49%	0.45%	0.62%	0.51%	16	bps		0.59%	0.41%	18	bps
Delinquency Rate (over 30 days) 2	1.02%	0.93%	0.63%	0.80%	0.55%	47	bps		1.02%	0.55%	47	bps

Reserve Rate	0.87%	0.72%	0.72%	0.92%	0.85%	2	bps		0.87%	0.85%	2	bps
Reserve Rate Excluding PCI Loans 1	2.61%	2.23%	2.55%	2.37%	2.38%	23	bps		2.61%	2.38%	23	bps

PERSONAL LOANS
Ending Loans	$2,916	$2,784	$2,648	$2,439	$2,213	$703		32%	$2,916	$2,213	$703		32%

Interest Yield	12.31%	12.26%	12.12%	11.97%	11.90%	41	bps		12.29%	11.81%	48	bps
Net Principal Charge-off Rate	2.24%	2.59%	2.58%	2.73%	2.88%	(64)	bps		2.41%	3.46%	(105)	bps
Delinquency Rate (over 30 days)	0.79%	0.81%	0.87%	0.85%	0.96%	(17)	bps		0.79%	0.96%	(17)	bps

Reserve Rate	3.12%	3.18%	3.10%	3.10%	3.35%	(23)	bps		3.12%	3.35%	(23)	bps

1 Purchased Credit Impaired ("PCI") loans are loans that were acquired in which a deterioration in credit quality occurred between the origination date and the acquisition date. These loans were initially recorded at fair value and accrete interest income over the estimated lives of the loans as long as cash flows are reasonably estimable, even if the loans are contractually past due. PCI loans are private student loans and are included in total loan receivables.

2 Excludes PCI loans (described above) which are accounted for on a pooled basis. Since a pool is accounted for as a single asset with a single composite interest rate and aggregate expectation of cash flows, the past-due status of a pool, or that of the individual loans within a pool, is not meaningful. Because the company is recognizing interest income on a pool of loans, it is all considered to be performing.

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
SEGMENT RESULTS
(unaudited, in millions)
	Quarter Ended								Six Months Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011	May 31, 2012 vs. May 31, 2011			May 31, 2012	May 31, 2011	2012 vs. 2011
DIRECT BANKING

Interest Income	$1,656	$1,646	$1,620	$1,599	$1,573	$83		5%	$3,302	$3,126	$176		6%
Interest Expense	341	353	360	362	380	(39)		(10%)	694	763	(69)		(9%)
Net Interest Income	1,315	1,293	1,260	1,237	1,193	122		10%	2,608	2,363	245		10%
Other Income	449	464	470	481	470	(21)		(4%)	913	956	(43)		(4%)
Revenue Net of Interest Expense	1,764	1,757	1,730	1,718	1,663	101		6%	3,521	3,319	202		6%
Provision for Loan Losses	232	152	319	100	176	56		32%	384	594	(210)		(35%)
Total Other Expense	712	643	635	609	604	108		18%	1,355	1,165	190		16%
Income Before Income Taxes	$820	$962	$776	$1,009	$883	($63)		(7%)	$1,782	$1,560	$222		14%

Net Interest Margin	9.31%	9.03%	9.10%	9.26%	9.15%	16	bps		9.17%	9.19%	(2)	bps
Pretax Return on Loan Receivables	5.81%	6.72%	5.60%	7.55%	6.78%	(97)	bps		6.27%	6.06%	21	bps

PAYMENT SERVICES

Interest Income	$-	$-	$-	$-	$-	$-		NM	$-	$-	$-		NM
Interest Expense	-	-	-	-	-	-		NM	-	-	-		NM
Net Interest Income	-	-	-	-	-	-		NM	-	-	-		NM
Other Income	84	86	76	71	74	10		14%	170	151	19		13%
Revenue Net of Interest Expense	84	86	76	71	74	10		14%	170	151	19		13%
Total Other Expense	37	34	34	33	31	6		19%	71	65	6		9%
Income Before Income Taxes	$47	$52	$42	$38	$43	$4		10%	$99	$86	$13		15%

Note: See Glossary of Financial Terms for definitions of financial terms.

DISCOVER FINANCIAL SERVICES
GLOSSARY OF FINANCIAL TERMS

Book Value per share represents total equity divided by ending common shares outstanding.

Delinquency Rate (Over 30 Days) represents loans delinquent over thirty days divided by ending loans (total or respective loans, as appropriate).

Delinquency Rate (Over 90 Days) represents loans delinquent over ninety days divided by ending loans (total or respective loans, as appropriate).

Earnings Per Share represents net income allocated to common stockholders divided by the weighted average common shares outstanding.

Effective Tax Rate represents tax expense divided by income before income taxes.

Interest Yield represents interest income on loan receivables (annualized) divided by average loans for the reporting period.

Liquidity Portfolio represents cash and cash equivalents (excluding cash-in-process) and other investments.

Net Income Allocated to Common Stockholders represents net income less (i) dividends and accretion of discount on shares of preferred stock and (ii) income allocated to participating securities.

Net Interest Margin represents net interest income (annualized) divided by average total loans for the period.

Net Principal Charge-off Rate represents net principal charge-off dollars (annualized) divided by average loans for the reporting period.

Pretax Return on Loan Receivables represents income before income taxes (annualized) divided by total average loans for the period.

Proprietary Network Volume represents gross proprietary sales volume on the Discover Network.

Regulatory Capital Ratios are regulatory measures used to evaluate capital adequacy. To be considered "well-capitalized," total risk-based, tier 1 risk-based, and tier 1 leverage ratios of 10%, 6% and 5% respectively must be maintained. Total Risk Based Capital Ratio represents total capital divided by risk-weighted assets. Tier 1 Capital Ratio represents tier 1 capital divided by risk-weighted assets. Tier 1 Leverage Ratio represents tier 1 capital divided by average total assets. Tier 1 Common Capital Ratio represents tier 1 common capital, a non-GAAP measure, divided by risk-weighted assets. For corresponding reconciliation of tier 1 common capital to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Reserve Rate represents the allowance for loan losses divided by total loans.

Return on Equity represents net income (annualized) divided by average total equity for the reporting period.

Tangible Assets represents total assets less goodwill and intangibles.

Tangible Common Equity ("TCE"), a non-GAAP financial measure, represents total common equity less goodwill and intangibles. The Company believes TCE is a more meaningful measure to investors of the net asset value of the Company. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of GAAP to Non-GAAP Data schedule.

Tangible Common Equity/Net Loans, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total loans less the allowance for loan loss (period end).

Tangible Common Equity per Share, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by ending common shares outstanding.

Tangible Common Equity/Tangible Assets, a non-GAAP measure, represents total common equity less goodwill and intangibles divided by total assets less goodwill and intangibles.

Undrawn Credit Facilities represents asset-backed conduit funding facilities, committed unsecured credit facility and Federal Reserve discount window (excluding investments pledged to the Federal Reserve, which are included within the liquidity investment portfolio).

DISCOVER FINANCIAL SERVICES
RECONCILIATION OF GAAP TO NON-GAAP DATA
(unaudited, in millions)

	Quarter Ended
	May 31, 2012	Feb 29, 2012	Nov 30, 2011	Aug 31, 2011	May 31, 2011
GAAP total common equity	$8,899	$8,829	$8,242	$8,006	$7,523
Less: Goodwill	(255)	(255)	(255)	(255)	(255)
Less: Intangibles	(185)	(187)	(188)	(190)	(192)
Tangible common equity 1	$8,459	$8,387	$7,799	$7,561	$7,076
Effect of certain items in accumulated other comprehensive
income (loss) excluded from tier 1 common capital	41	49	51	20	67
Total tier 1 common capital 2	$8,500	$8,436	$7,850	$7,581	$7,143

GAAP book value per share	$17.20	$16.66	$15.59	$14.88	$13.79
Less: Goodwill	(0.49)	(0.48)	(0.48)	(0.47)	(0.47)
Less: Intangibles	(0.36)	(0.36)	(0.36)	(0.36)	(0.35)
Tangible common equity per share	$16.35	$15.82	$14.75	$14.05	$12.97

1 Tangible common equity ("TCE"), a non-GAAP financial measure, represents common equity less goodwill and intangibles.  A reconciliation of TCE to common equity, a GAAP financial measure, is shown above.  Other financial services companies may also use TCE and definitions may vary, so we advise users of this information to exercise caution in comparing TCE of different companies.  TCE is included because management believes that common equity excluding goodwill and intangibles is a more meaningful measure to investors of the true net asset value of the company.

2 Tier 1 common capital, a non-GAAP financial measure, represents common equity and the effect of certain items in accumulated other comprehensive income (loss) excluded from tier 1 common capital, less goodwill and intangibles. A reconciliation of tier 1 common capital to common equity, a GAAP financial measure, is shown above. Other financial services companies may also use tier 1 common capital and definitions may vary, so we advise users of this information to exercise caution in comparing tier 1 common capital of different companies. Tier 1 common capital is included to support the tier 1 common capital ratio which is meaningful to investors to assess the quality and composition of the Company’s capital.